SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): June 22, 2000
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                             THE CHERRY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)





               0-8955                                 36-2977756
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      (Commission File Number)         (I.R.S. Employer Identification Number)



3600 Sunset Avenue, Waukegan, Illinois                   60087
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(Address of Principal Executive Offices)               (Zip Code)



                                 (847) 662-9200
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On June, 22, 2000 the Company filed a press release announcing first quarter results, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1 June 22, 2000 Press Release announcing first quarter results.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE CHERRY CORPORATION



                                                     By:  /s/ Peter B. Cherry
                                                        ------------------------
                                                         Peter B. Cherry
                                                         Chairman and President



Dated:  June 26, 2000